SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Aerosonic LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 9th day of November, 2018.

AEROSONIC LLC

By: TransDigm Inc., its sole member

By:	/s/ Michael J. Lisman
Name:	Michael J. Lisman
Title:	Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below authorizes Kevin Stein, Michael J. Lisman, Halle F. Terrion and Jonathan D. Crandall, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name and on his behalf, in any and all capacities, this registrant’s Registration Statement on Form S-4 relating to the exchange offer and any amendments thereto (and any additional registration statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments, including post-effective amendments thereto)), necessary or advisable to enable the registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ Kevin Stein Kevin Stein	President, Chief Executive Officer and Director of TransDigm Inc., its sole member (Principal Executive Officer)	November 9, 2018

/s/ Michael J. Lisman Michael J. Lisman	Chief Financial Officer and Director of TransDigm Inc., its sole member (Principal Financial Officer)	November 9, 2018

/s/ James L. Skulina James L. Skulina	Senior Vice President of Finance of TransDigm Inc., its sole member (Principal Accounting Officer)	November 9, 2018

/s/ Halle F. Terrion Halle F. Terrion	General Counsel, Chief Compliance Officer, Secretary and Director of TransDigm Inc., its sole member	November 9, 2018